                                                                    EXHIBIT 99.2

                             FIRST AMENDMENT TO THE
                    BLUELINX CORPORATION HOURLY SAVINGS PLAN

      THIS AMENDMENT to the BlueLinx Corporation Hourly Savings Plan, effective as of May 7, 2004 (the "Plan"), made this 19th day of April, 2006, by BlueLinx Corporation (hereinafter referred to as the "Company"), to be effective as specified herein.

                                   WITNESSETH:

      WHEREAS, the Company sponsors and maintains the Plan and its accompanying trust for the exclusive benefit of its employees and their beneficiaries and pursuant to Section 10.6 thereof, the Company has the right to amend the Plan at any time; and

      WHEREAS, the Company wishes at this time to amend the Plan in order to provide for the revision of the eligibility provisions of the Plan and for other purposes;

      NOW, THEREFORE, the Plan is hereby amended effective as specified herein.

                                       1.

      The paragraph beginning with the words "NOW, THEREFORE," on page 1 is deleted in its entirety and replaced with the following, effective as of May 7, 2004:

            NOW, THEREFORE, effective as of May 7, 2004 (hereinafter called the "Effective Date"), the Employer hereby establishes a 401(k) Hourly Savings Plan (the "Plan") for the exclusive benefit of the Participants and their Beneficiaries, on the following terms:

                                       2.

      Section 1.45 is amended by deleting the second paragraph in its entirety and inserting the following in its place, effective as of May 7, 2004:

            In addition to the periods of time that are credited in accordance with the foregoing provisions of this Section 1.45, in the case of an individual who becomes an Employee as a result of a business acquisition (regardless of the form of the transaction) there shall also be credited such amount of service with the acquired entity or with a prior employer that conducted the business in question as shall be specified in Appendix A to this Plan, which may be executed by the Administrator. Revisions of Appendix A also may be executed by the Plan Administrator, without the necessity of an amendment to the Plan. Appendix A shall also specify any other exceptions from the Plan for individuals who become Employees as a result of a business acquisition.

                                       3.

      Section 2.4 of the Plan is amended by deleting the second sentence and inserting in is place the following, effective as of May 7, 2004:

      The Administrator shall administer the Plan in accordance with its terms and shall have the power and discretion to construe the terms of the Plan and to determine all questions (including questions on matters of fact) arising in connection with the administration, interpretation and application of the Plan.

                                       4.

      Section 4.2(a) is amended by deleting paragraph (1) and inserting in its place the following, effective as of May 7, 2004:

            (1) As determined pursuant to the applicable Exhibit to the Plan, each Participant may elect to defer a certain percentage of any gain-sharing or bonus paid by the Employer during the Plan Year.

                                       5.

      Section 4.2(a), as so amended, is further amended by deleting the sixth sentence, effective as of May 7, 2004.

                                       6.

      Section 4.2(e) is amended by deleting the reference to "Section 4.2(f)" in the second sentence and replacing it with "Section 4.2(g)," effective as of May 7, 2004.

                                       7.

      Section 4.2(f) is amended by inserting a comma after "Section 6.12(b)" in the first sentence, and by deleting the second sentence in its entirety, effective as of May 7, 2004.

                                       8.

      Section 4.2(k) is amended in its entirety to provide as follows, effective as of May 7, 2004:

            (k) The Employer and the Administrator shall implement the salary reduction elections provided for herein in accordance with the following:

                  (1) An Eligible Employee may make a salary deferral election to the Plan as soon as administratively practicable following the date on which such Employee met the eligibility requirements of
            Section 3.1. The Eligible Employee shall automatically receive an enrollment information packet and may enroll at any time thereafter. As soon as administratively practicable after enrollment, contributions shall be automatically deducted from the Participant's periodic compensation each payroll period on a pre-tax basis, normally between two (2) and three (3) weeks after the date of enrollment.

                  (2) A Participant may modify the salary deferral election or suspend such election at any time by notifying the Administrator. Modifications shall be effective as soon as administratively practicable following the date the modification is requested, normally between two (2) and three (3) weeks after the date of request.

                                       9.

      Section 4.4(b) is amended by deleting the last sentence thereof, effective as of May 7, 2004:

                                       10.

      Section 4.4(g) is amended by deleting the second paragraph in its entirety, effective as of May 7, 2004.

                                      11.

      Section 6.13 is amended by adding the following sentence after the existing second sentence:

      A one-time fee for processing and administering the "qualified domestic relations order" shall be charged directly to the Participant's Account, unless the "qualified domestic relations order" specifically requires the "alternate payee" to pay all or a portion of such fee.

                                       12.

      Article IX of the Plan is amended by adding the following Sections 9.17 through 9.22, effective as of May 7, 2004:

            9.17 Plan Continuance Voluntary. Although it is the intention of the Employer that this Plan shall be continued and that contributions shall be made regularly, this Plan is entirely voluntary on the part of the Employer, and the continuance of the Plan and the payments hereunder are not assumed as a contractual obligation of the Employer.

            9.18 Payments to Minors and Others. In making any distribution to or for the benefit of any minor or incompetent Participant or Beneficiary, or any other Participant or Beneficiary who, in the opinion of the Administrator, is incapable of properly using, expending, investing, or otherwise disposing of such distribution, the Administrator, in its sole and complete discretion may, but need not, order the Trustee to make such distribution to a legal or natural guardian or other relative of such minor or court appointed committee of any incompetent Participant or Beneficiary, or to any adult with whom such person temporarily or permanently resides; and any such guardian, committee, relative, or other person shall have full authority and discretion to expend such distribution for the use and benefit of such person; and the receipt of such guardian, committee, relative, or other person shall be a complete discharge to the Trustee, the Administrator, and this Plan, without any responsibility on the part of the Committee, the Administrator or the Trustee to see to the application of amounts so distributed.

            9.19 Correction of Participants' Accounts. If an error or omission is discovered in the Accounts of a Participant, or in the amount distributed to a Participant, the Administrator will make such equitable adjustments in the records of the Plan as may be necessary or appropriate to correct such error or omission as of the Plan Year in which such error or omission is discovered; provided, however, that if the error is discovered within the last 60 days of a Plan Year, then the corrective action may be completed in the following Plan Year. Further, the Employer may, in its discretion, make a special contribution to the Plan which will be allocated by the Administrator only to the Account of one or more Participants to correct such error or omission.

            9.20 Employer Records. Records of the Employer as to an Employee's or Participant's period of employment, termination of employment and the reason therefor, leaves of absence, reemployment, compensation, and elections or designations under this Plan will be conclusive on all persons, unless determined by the Administrator to be incorrect.

            9.21 Electronic Means of Communication. Whenever, under this Plan, a Participant or Beneficiary is required or permitted to make an election, provide a notice, give a consent, request a distribution, or otherwise communicate with the Employer, the Administrator, the Trustee or a delegate of any of them, to the extent permitted by law, the election, notice, consent, distribution request or other communication may be transmitted by means of telephonic or other electronic communication, if the administrative procedures under the Plan provide for such means of communication.

            9.22 Plan Conversions. Notwithstanding any provision of the Plan to the contrary, during any conversion period, in accordance with procedures established by the Administrator, the Administrator may temporarily suspend, in whole or in part, certain provisions of the Plan, which may include, but are not limited to, a Participant's right to change his contribution election, a Participant's right to change his investment election and a Participant's right to borrow or withdraw from his Account or obtain a distribution from his Account.

                                      13.

      Section 10.1 of the Plan is amended in its entirety to provide as follows, effective as of May 7, 2004:

      10.1 ADOPTION BY OTHER EMPLOYERS

            Notwithstanding anything herein to the contrary, with the consent of the Employer and Trustee, any other corporation or entity, whether an affiliate or subsidiary or not, may adopt this Plan and all of the provisions hereof, and participate herein and be known as a Participating Employer if the following conditions are met:

            (i) The corporation or other entity wishing to become a Participating Employer must adopt the Plan by the execution of a formal resolution by such entity's board of directors (or other governing body) to adopt this Plan, and either such resolution or a plan merger amendment or an adoption agreement, as appropriate, shall indicate the effective date of such adoption; and

            (ii) Such document evidencing the adoption of the Plan by the corporation or other entity must be delivered to and accepted in writing by the Administrator.

      The plan merger agreement or adoption agreement with respect to a Participating Employer shall be considered a part of the Plan and shall be maintained by the Administrator in the permanent records relating to the terms of the Plan. The documents referred to in paragraphs (i) and (ii) above may, in addition to specifying the effective date of the adoption, specify other provisions including, but not limited to, credit for service prior to the effective date for eligibility and vesting purposes. In the absence of any such special provisions (or a written instrument executed by the Administrator, as described in Section 1.45), the terms and provisions of this Plan shall control.

                                       14.

      The existing Exhibits to the Plan are deleted in their entirety, and the attached Exhibits 1 through 29 are inserted in their place, effective as of May 7, 2004.

                                       15.

      The Plan, as so amended, is further amended by the addition of an Appendix A, thereof, as provided in Section 1.45 of the Plan, that provides initially as follows:

                                   APPENDIX A
                                       TO
                    BLUELINX CORPORATION HOURLY SAVINGS PLAN

                         (Effective as of July 15, 2005)

                         Special Provisions Relating to
                      Crediting of Service for Purposes of
                             Eligibility and Vesting

      Pursuant to Section 1.45 of the Plan, Employees shall receive credit, for purposes of determining the Period of Service for determining eligibility under Article III and/or vesting under Section 6.4, as indicated below, for service with the following business entities prior to the dates indicated:

                                                                          Purpose for which
      Business Entity                          Service Prior to             Credit Given
      ---------------                          ----------------           -----------------
Hampton Distribution Companies                   July 15, 2005       Eligibility and Vesting

                                             Approved: /s/ Barbara V. Tinsley
                                                       -------------------------
                                                       Barbara V. Tinsley

                                             Date: April 19, 2006

                                       17.

      Except as otherwise provided herein, the provisions of the Plan are confirmed and ratified.

      IN WITNESS WHEREOF, this First Amendment has been executed the day and year first above written, to be effective as of May 7, 2004.

                                       BLUELINX CORPORATION

                                       By: /s/ Barbara V. Tinsley
                                           ----------------------------------
                                           Name: Barbara V. Tinsley
                                           Title: General Counsel & Secretary

                                    EXHIBIT 1

LOCATION:                     Midfield, Alabama (AL077)
                              Full Mix Distribution Center

EMPLOYEES COVERED:            All employees in an hourly job classification
                              covered by a collective bargaining agreement with the Union.

UNION:                        0612-IBT

EFFECTIVE DATE OF COVERAGE:   May 7, 2004

PRIOR PLAN:                   None

MAXIMUM BEFORE-TAX            15%
CONTRIBUTION PERCENTAGE:

SPECIAL PROVISIONS:

BONUS CONTRIBUTION:

         Participants are not permitted to make bonus contributions under
Section 4.2(a)(1) of the Plan.

VACATION/HOLIDAY CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(2) of the Plan, elect to contribute an amount equal to 100% of any Compensation attributable to vacation days or holidays relinquished minus applicable FICA taxes.

GAIN-SHARING CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(1) of the Plan, elect to contribute an amount equal to 100% of any gain-sharing payment minus applicable FICA taxes.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR PERCENTAGE CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)of the Plan to the Participant's Before-Tax Matched account (taking into account only contributions up to 4% of Compensation), but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR VACATION/HOLIDAY CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)(2) of the Plan to the Participant's Before-Tax Matched Account, but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

MAXIMUM BLUELINX CORPORATION MATCHING CONTRIBUTION:

         $ 600 per Plan Year for any Participant.

                                    EXHIBIT 2

LOCATION:                    Denver, Colorado (CO020)
                             Bulk Distribution Center

EMPLOYEES COVERED:           All employees in an hourly job classification
                             covered by a collective bargaining agreement with the Union.

UNION:                       0435-IBT

EFFECTIVE DATE OF COVERAGE:  May 7, 2004

PRIOR PLAN:                  None

MAXIMUM BEFORE-TAX           15%
CONTRIBUTION PERCENTAGE:

SPECIAL PROVISIONS:

BONUS CONTRIBUTION:

         Participants are not permitted to make bonus contributions under
Section 4.2(a)(1) of the Plan.

VACATION/HOLIDAY CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(2) of the Plan, elect to contribute an amount equal to 100% of any Compensation attributable to vacation days or holidays relinquished minus applicable FICA taxes.

GAIN-SHARING CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(1) of the Plan, elect to contribute an amount equal to 100% of any gain-sharing payment minus applicable FICA taxes.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR PERCENTAGE CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)of the Plan to the Participant's Before-Tax Matched account (taking into account only contributions up to 4% of Compensation), but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR VACATION/HOLIDAY CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)(2) of the Plan to the Participant's Before-Tax Matched Account, but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

MAXIMUM BLUELINX CORPORATION MATCHING CONTRIBUTION:

         $ 400 per Plan Year for any Participant.

                                    EXHIBIT 3

LOCATION:                      Newton, Connecticut (CT030)
                               Bulk Distribution Center

EMPLOYEES COVERED:             All employees in an hourly job classification
                               covered by a collective bargaining agreement with the Union.

UNION:                         0191-IBT

EFFECTIVE DATE OF COVERAGE:    May 7, 2004

PRIOR PLAN:                    None

MAXIMUM BEFORE-TAX             15%
CONTRIBUTION PERCENTAGE:

SPECIAL PROVISIONS:

BONUS CONTRIBUTION:

         Participants are not permitted to make bonus contributions under
Section 4.2(a)(1) of the Plan.

VACATION/HOLIDAY CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(2) of the Plan, elect to contribute an amount equal to 100% of any Compensation attributable to vacation days or holidays relinquished minus applicable FICA taxes.

GAIN-SHARING CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(1) of the Plan, elect to contribute an amount equal to 100% of any gain-sharing payment minus applicable FICA taxes.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR PERCENTAGE CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)of the Plan to the Participant's Before-Tax Matched account (taking into account only contributions up to 4% of Compensation), but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR VACATION/HOLIDAY CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)(2) of the Plan to the Participant's Before-Tax Matched Account, but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

MAXIMUM BLUELINX CORPORATION MATCHING CONTRIBUTION:

         $ 400 per Plan Year for any Participant.

                                    EXHIBIT 4

LOCATION:                     Miami, Florida (FL140)
                              Bulk Distribution Center

EMPLOYEES COVERED:            All employees in an hourly job classification
                              covered by a collective bargaining agreement with the Union.

UNION:                        0390-IBT

EFFECTIVE DATE OF COVERAGE:   May 7, 2004

PRIOR PLAN:                   None

MAXIMUM BEFORE-TAX            75%
CONTRIBUTION PERCENTAGE:

SPECIAL PROVISIONS:

BONUS CONTRIBUTION:

         Participants are not permitted to make bonus contributions under
Section 4.2(a)(1) of the Plan.

VACATION/HOLIDAY CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(2) of the Plan, elect to contribute an amount equal to 100% of any Compensation attributable to vacation days or holidays relinquished minus applicable FICA taxes.

GAIN-SHARING CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(1) of the Plan, elect to contribute an amount equal to 100% of any gain-sharing payment minus applicable FICA taxes.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR PERCENTAGE CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)of the Plan to the Participant's Before-Tax Matched account (taking into account only contributions up to 4% of Compensation), but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR VACATION/HOLIDAY CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)(2) of the Plan to the Participant's Before-Tax Matched Account, but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

MAXIMUM BLUELINX CORPORATION MATCHING CONTRIBUTION:

         $ 600 per Plan Year for any Participant.

                                    EXHIBIT 5

LOCATION:                     Pensacola, Florida (FL200)
                              Full Mix Distribution Center

EMPLOYEES COVERED:            All employees in an hourly job classification
                              covered by a collective bargaining agreement with the Union.

UNION:                        0991-IBT

EFFECTIVE DATE OF COVERAGE:   May 7, 2004

PRIOR PLAN:                   None

MAXIMUM BEFORE-TAX            75%
CONTRIBUTION PERCENTAGE:

SPECIAL PROVISIONS:

BONUS CONTRIBUTION:

         Participants are not permitted to make bonus contributions under
Section 4.2(a)(1) of the Plan.

VACATION/HOLIDAY CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(2) of the Plan, elect to contribute an amount equal to 100% of any Compensation attributable to vacation days or holidays relinquished minus applicable FICA taxes.

GAIN-SHARING CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(1) of the Plan, elect to contribute an amount equal to 100% of any gain-sharing payment minus applicable FICA taxes.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR PERCENTAGE CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)of the Plan to the Participant's Before-Tax Matched account (taking into account only contributions up to 4% of Compensation), but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR VACATION/HOLIDAY CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)(2) of the Plan to the Participant's Before-Tax Matched Account, but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

MAXIMUM BLUELINX CORPORATION MATCHING CONTRIBUTION:

         $ 400 per Plan Year for any Participant.

                                    EXHIBIT 6

LOCATION:                    Lawrenceville, Georgia (GA160)
                             Full Mix Distribution Center

EMPLOYEES COVERED:           All employees in an hourly job classification
                             covered by a collective bargaining agreement with the Union.

UNION:                       0528-IBT

EFFECTIVE DATE OF COVERAGE:  May 7, 2004

PRIOR PLAN:                  None

MAXIMUM BEFORE-TAX           15%
CONTRIBUTION PERCENTAGE:

SPECIAL PROVISIONS:

BONUS CONTRIBUTION:

         Participants are not permitted to make bonus contributions under
Section 4.2(a)(1) of the Plan.

VACATION/HOLIDAY CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(2) of the Plan, elect to contribute an amount equal to 100% of any Compensation attributable to vacation days or holidays relinquished minus applicable FICA taxes.

GAIN-SHARING CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(1) of the Plan, elect to contribute an amount equal to 100% of any gain-sharing payment minus applicable FICA taxes.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR PERCENTAGE CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)of the Plan to the Participant's Before-Tax Matched account (taking into account only contributions up to 4% of Compensation), but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR VACATION/HOLIDAY CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)(2) of the Plan to the Participant's Before-Tax Matched Account, but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

MAXIMUM BLUELINX CORPORATION MATCHING CONTRIBUTION:

         $ 600 per Plan Year for any Participant.

                                   EXHIBIT 7A

LOCATION:                     Chicago, Illinois (IL110)
                              Full Mix Distribution Center

EMPLOYEES COVERED:            All employees in an hourly job classification
                              covered by a collective bargaining agreement with the Union.

UNION:                        0786-IBT

EFFECTIVE DATE OF COVERAGE:   May 7, 2004

PRIOR PLAN:                   None

MAXIMUM BEFORE-TAX            None
CONTRIBUTION PERCENTAGE:

SPECIAL PROVISIONS:           Only specific employees are grandfathered in this
                              plan. The account balances are maintained. There are no future contributions or company match.

                              [Olsen, James S.; Sacha, Lawrence J.; Witvoet, Ronald B.; Moriarty, Kevin M.; Hoffie Sr., Charlie J.; Gray, David M.; Letterly, Michael D.; Howard, Reed C.; Ketcham, Francis C.; Williams, Christopher M.; Menzel, Roland Y.; Kelso, James F.; Pangburn, David E.; Paulik, Donald M.; Kukosh, Ronald L.]

                                   EXHIBIT 7B

LOCATION:                     Chicago, Illinois (IL110)
                              Full Mix Distribution Center

EMPLOYEES COVERED:            All employees in an hourly job classification
                              covered by a collective bargaining agreement with the Union.

UNION:                        0681-LABOR

EFFECTIVE DATE OF COVERAGE:   May 7, 2004

PRIOR PLAN:                   None

MAXIMUM BEFORE-TAX            15%
CONTRIBUTION PERCENTAGE:

SPECIAL PROVISIONS:

BONUS CONTRIBUTION:

         Participants are not permitted to make bonus contributions under
Section 4.2(a)(1) of the Plan.

VACATION/HOLIDAY CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(2) of the Plan, elect to contribute an amount equal to 100% of any Compensation attributable to vacation days or holidays relinquished minus applicable FICA taxes.

GAIN-SHARING CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(1) of the Plan, elect to contribute an amount equal to 100% of any gain-sharing payment minus applicable FICA taxes.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR PERCENTAGE CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)of the Plan to the Participant's Before-Tax Matched account (taking into account only contributions up to 4% of Compensation), but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR VACATION/HOLIDAY CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)(2) of the Plan to the Participant's Before-Tax Matched Account, but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

MAXIMUM BLUELINX CORPORATION MATCHING CONTRIBUTION:

         $ 600 per Plan Year for any Participant.

                                    EXHIBIT 8

LOCATION:                     Independence, Kentucky (KY100)
                              Full Mix Distribution Center

EMPLOYEES COVERED:            All employees in an hourly job classification
                              covered by a collective bargaining agreement with the Union.

UNION:                        0100-IBT

EFFECTIVE DATE OF COVERAGE:   May 7, 2004

PRIOR PLAN:                   None

MAXIMUM BEFORE-TAX            75%
CONTRIBUTION PERCENTAGE:

SPECIAL PROVISIONS:

BONUS CONTRIBUTION:

         Participants are not permitted to make bonus contributions under
Section 4.2(a)(1) of the Plan.

VACATION/HOLIDAY CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(2) of the Plan, elect to contribute an amount equal to 100% of any Compensation attributable to vacation days or holidays relinquished minus applicable FICA taxes.

GAIN-SHARING CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(1) of the Plan, elect to contribute an amount equal to 100% of any gain-sharing payment minus applicable FICA taxes.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR PERCENTAGE CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)of the Plan to the Participant's Before-Tax Matched account (taking into account only contributions up to 4% of Compensation), but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR VACATION/HOLIDAY CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)(2) of the Plan to the Participant's Before-Tax Matched Account, but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

MAXIMUM BLUELINX CORPORATION MATCHING CONTRIBUTION:

         $ 600 per Plan Year for any Participant.

                                    EXHIBIT 9

LOCATION:                    New Orleans, Louisiana (LA060)
                             Full Mix Distribution Center

EMPLOYEES COVERED:           All employees in an hourly job classification
                             covered by a collective bargaining agreement with the Union.

UNION:                       0270-IBT

EFFECTIVE DATE OF COVERAGE:  May 7, 2004

PRIOR PLAN:                  None

MAXIMUM BEFORE-TAX           15%
CONTRIBUTION PERCENTAGE:

SPECIAL PROVISIONS:

BONUS CONTRIBUTION:

         Participants are not permitted to make bonus contributions under
Section 4.2(a)(1) of the Plan.

VACATION/HOLIDAY CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(2) of the Plan, elect to contribute an amount equal to 100% of any Compensation attributable to vacation days or holidays relinquished minus applicable FICA taxes.

GAIN-SHARING CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(1) of the Plan, elect to contribute an amount equal to 100% of any gain-sharing payment minus applicable FICA taxes.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR PERCENTAGE CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)of the Plan to the Participant's Before-Tax Matched account (taking into account only contributions up to 4% of Compensation), but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR VACATION/HOLIDAY CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)(2) of the Plan to the Participant's Before-Tax Matched Account, but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

MAXIMUM BLUELINX CORPORATION MATCHING CONTRIBUTION:

         $ 600 per Plan Year for any Participant.

                                   EXHIBIT 10

LOCATION:                     Shreveport, Louisiana (LA100)
                              Full Mix Distribution Center

EMPLOYEES COVERED:            All employees in an hourly job classification
                              covered by a collective bargaining agreement with the Union.

UNION:                        Local 2345

EFFECTIVE DATE OF COVERAGE:   May 7, 2004

PRIOR PLAN:                   None

MAXIMUM BEFORE-TAX            15%
CONTRIBUTION PERCENTAGE:

SPECIAL PROVISIONS:

BONUS CONTRIBUTION:

         Participants are not permitted to make bonus contributions under
Section 4.2(a)(1) of the Plan.

VACATION/HOLIDAY CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(2) of the Plan, elect to contribute an amount equal to 100% of any Compensation attributable to vacation days or holidays relinquished minus applicable FICA taxes.

GAIN-SHARING CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(1) of the Plan, elect to contribute an amount equal to 100% of any gain-sharing payment minus applicable FICA taxes.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR PERCENTAGE CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)of the Plan to the Participant's Before-Tax Matched account (taking into account only contributions up to 4% of Compensation), but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR VACATION/HOLIDAY CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)(2) of the Plan to the Participant's Before-Tax Matched Account, but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

MAXIMUM BLUELINX CORPORATION MATCHING CONTRIBUTION:

         $ 600 per Plan Year for any Participant.

                                   EXHIBIT 11

LOCATION:                     Bellingham, Massachusetts (MA011)
                              Triad Distribution Center

EMPLOYEES COVERED:            All employees in an hourly job classification
                              covered by a collective bargaining agreement with the Union.

UNION:                        0653-IBT

EFFECTIVE DATE OF COVERAGE:   May 7, 2004

PRIOR PLAN:                   None

MAXIMUM BEFORE-TAX            15%
CONTRIBUTION PERCENTAGE:

SPECIAL PROVISIONS:

BONUS CONTRIBUTION:

         Participants are not permitted to make bonus contributions under
Section 4.2(a)(1) of the Plan.

VACATION/HOLIDAY CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(2) of the Plan, elect to contribute an amount equal to 100% of any Compensation attributable to vacation days or holidays relinquished minus applicable FICA taxes.

GAIN-SHARING CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(1) of the Plan, elect to contribute an amount equal to 100% of any gain-sharing payment minus applicable FICA taxes.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR PERCENTAGE CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)of the Plan to the Participant's Before-Tax Matched account (taking into account only contributions up to 4% of Compensation), but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR VACATION/HOLIDAY CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)(2) of the Plan to the Participant's Before-Tax Matched Account, but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

MAXIMUM BLUELINX CORPORATION MATCHING CONTRIBUTION:

         $ 600 per Plan Year for any Participant.

                                   EXHIBIT 12

LOCATION:                     Kansas City, Missouri (MO060)
                              Full Mix Distribution Center

EMPLOYEES COVERED:            All employees in an hourly job classification
                              covered by a collective bargaining agreement with the Union.

UNION:                        541-IBT

EFFECTIVE DATE OF COVERAGE:   May 7, 2004

PRIOR PLAN:                   None

MAXIMUM BEFORE-TAX            75%
CONTRIBUTION PERCENTAGE:

SPECIAL PROVISIONS:

BONUS CONTRIBUTION:

         Participants are not permitted to make bonus contributions under
Section 4.2(a)(1) of the Plan.

VACATION/HOLIDAY CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(2) of the Plan, elect to contribute an amount equal to 100% of any Compensation attributable to vacation days or holidays relinquished minus applicable FICA taxes.

GAIN-SHARING CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(1) of the Plan, elect to contribute an amount equal to 100% of any gain-sharing payment minus applicable FICA taxes.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR PERCENTAGE CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)of the Plan to the Participant's Before-Tax Matched account (taking into account only contributions up to 4% of Compensation), but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR VACATION/HOLIDAY CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)(2) of the Plan to the Participant's Before-Tax Matched Account, but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

MAXIMUM BLUELINX CORPORATION MATCHING CONTRIBUTION:

         $ 400 per Plan Year for any Participant.

                                   EXHIBIT 13

LOCATION:                    Jackson Mississippi (MS100)
                             Full Mix Distribution Center

EMPLOYEES COVERED:           All employees in an hourly job classification
                             covered by a collective bargaining agreement with the Union.

UNION:                       0891-IBT

EFFECTIVE DATE OF COVERAGE:  May 7, 2004

PRIOR PLAN:                  None

MAXIMUM BEFORE-TAX           75%
CONTRIBUTION PERCENTAGE:

SPECIAL PROVISIONS:

BONUS CONTRIBUTION:

         Participants are not permitted to make bonus contributions under
Section 4.2(a)(1) of the Plan.

VACATION/HOLIDAY CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(2) of the Plan, elect to contribute an amount equal to 100% of any Compensation attributable to vacation days or holidays relinquished minus applicable FICA taxes.

GAIN-SHARING CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(1) of the Plan, elect to contribute an amount equal to 100% of any gain-sharing payment minus applicable FICA taxes.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR PERCENTAGE CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)of the Plan to the Participant's Before-Tax Matched account (taking into account only contributions up to 4% of Compensation), but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR VACATION/HOLIDAY CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)(2) of the Plan to the Participant's Before-Tax Matched Account, but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

MAXIMUM BLUELINX CORPORATION MATCHING CONTRIBUTION:

         $ 400 per Plan Year for any Participant.

                                   EXHIBIT 14

LOCATION:                      Charlotte, North Carolina (NC070)
                               Full Mix Distribution Center

EMPLOYEES COVERED:             All employees in an hourly job classification
                               covered by a collective bargaining agreement with the Union.

UNION:                         0071-IBT

EFFECTIVE DATE OF COVERAGE:    May 7, 2004

PRIOR PLAN:                    None

MAXIMUM BEFORE-TAX             15%
CONTRIBUTION PERCENTAGE:

SPECIAL PROVISIONS:

BONUS CONTRIBUTION:

         Participants are not permitted to make bonus contributions under
Section 4.2(a)(1) of the Plan.

VACATION/HOLIDAY CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(2) of the Plan, elect to contribute an amount equal to 100% of any Compensation attributable to vacation days or holidays relinquished minus applicable FICA taxes.

GAIN-SHARING CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(1) of the Plan, elect to contribute an amount equal to 100% of any gain-sharing payment minus applicable FICA taxes.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR PERCENTAGE CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)of the Plan to the Participant's Before-Tax Matched account (taking into account only contributions up to 4% of Compensation), but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR VACATION/HOLIDAY CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)(2) of the Plan to the Participant's Before-Tax Matched Account, but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

MAXIMUM BLUELINX CORPORATION MATCHING CONTRIBUTION:

         $ 600 per Plan Year for any Participant.

                                   EXHIBIT 15

LOCATION:                     Fargo, North Dakota (ND010)
                              Full Mix Distribution Center

EMPLOYEES COVERED:            All employees in an hourly job classification
                              covered by a collective bargaining agreement with the Union.

UNION:                        0116-IBT

EFFECTIVE DATE OF COVERAGE:   May 7, 2004

PRIOR PLAN:                   None

MAXIMUM BEFORE-TAX            75%
CONTRIBUTION PERCENTAGE:

SPECIAL PROVISIONS:

BONUS CONTRIBUTION:

         Participants are not permitted to make bonus contributions under
Section 4.2(a)(1) of the Plan.

VACATION/HOLIDAY CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(2) of the Plan, elect to contribute an amount equal to 100% of any Compensation attributable to vacation days or holidays relinquished minus applicable FICA taxes.

GAIN-SHARING CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(1) of the Plan, elect to contribute an amount equal to 100% of any gain-sharing payment minus applicable FICA taxes.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR PERCENTAGE CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)of the Plan to the Participant's Before-Tax Matched account (taking into account only contributions up to 4% of Compensation), but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR VACATION/HOLIDAY CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)(2) of the Plan to the Participant's Before-Tax Matched Account, but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

MAXIMUM BLUELINX CORPORATION MATCHING CONTRIBUTION:

         $ 400 per Plan Year for any Participant.

                                   EXHIBIT 16

LOCATION:                      Denville, New Jersey (NJ040)
                               Bulk Distribution Center

EMPLOYEES COVERED:             All employees in an hourly job classification
                               covered by a collective bargaining agreement with the Union.

UNION:                         0408-IBT

EFFECTIVE DATE OF COVERAGE:    May 7, 2004

PRIOR PLAN:                    None

MAXIMUM BEFORE-TAX             15%
CONTRIBUTION PERCENTAGE:

SPECIAL PROVISIONS:

BONUS CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(1) of the Plan, elect to contribute an amount equal to 100% of any contract ratification bonus described in the applicable collective bargaining agreement which is included in Compensation for purposes of this Plan minus applicable FICA taxes.

VACATION/HOLIDAY CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(2) of the Plan, elect to contribute an amount equal to 100% of any Compensation attributable to vacation days or holidays relinquished minus applicable FICA taxes.

GAIN-SHARING CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(1) of the Plan, elect to contribute an amount equal to 100% of any gain-sharing payment minus applicable FICA taxes.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR PERCENTAGE CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)of the Plan to the Participant's Before-Tax Matched account (taking into account only contributions up to 4% of Compensation), but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR VACATION/HOLIDAY CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)(2) of the Plan to the Participant's Before-Tax Matched Account, but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

MAXIMUM BLUELINX CORPORATION MATCHING CONTRIBUTION:

         $ 400 per Plan Year for any Participant.

                                   EXHIBIT 17

LOCATION:                      Buffalo, New York (NY075)
                               Triad Distribution Center

EMPLOYEES COVERED:             All employees in an hourly job classification
                               covered by a collective bargaining agreement with the Union.

UNION:                         0449-TRUCK

EFFECTIVE DATE OF COVERAGE:    May 7, 2004

PRIOR PLAN:                    None

MAXIMUM BEFORE-TAX             15%
CONTRIBUTION PERCENTAGE:

SPECIAL PROVISIONS:

BONUS CONTRIBUTION:

         Participants are not permitted to make bonus contributions under
Section 4.2(a)(1) of the Plan.

VACATION/HOLIDAY CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(2) of the Plan, elect to contribute an amount equal to 100% of any Compensation attributable to vacation days or holidays relinquished minus applicable FICA taxes.

GAIN-SHARING CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(1) of the Plan, elect to contribute an amount equal to 100% of any gain-sharing payment minus applicable FICA taxes.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR PERCENTAGE CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)of the Plan to the Participant's Before-Tax Matched account (taking into account only contributions up to 4% of Compensation), but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR VACATION/HOLIDAY CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)(2) of the Plan to the Participant's Before-Tax Matched Account, but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

MAXIMUM BLUELINX CORPORATION MATCHING CONTRIBUTION:

         $ 800 per Plan Year for any Participant.

                                   EXHIBIT 18

LOCATION:                     Tulsa, Oklahoma (OK040)
                              Full Mix Distribution Center

EMPLOYEES COVERED:            All employees in an hourly job classification
                              covered by a collective bargaining agreement with the Union.

UNION:                        0523-IBT

EFFECTIVE DATE OF COVERAGE:   May 7, 2004

PRIOR PLAN:                   None

MAXIMUM BEFORE-TAX            75%
CONTRIBUTION PERCENTAGE:

SPECIAL PROVISIONS:

BONUS CONTRIBUTION:

         Participants are not permitted to make bonus contributions under
Section 4.2(a)(1) of the Plan.

VACATION/HOLIDAY CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(2) of the Plan, elect to contribute an amount equal to 100% of any Compensation attributable to vacation days or holidays relinquished minus applicable FICA taxes.

GAIN-SHARING CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(1) of the Plan, elect to contribute an amount equal to 100% of any gain-sharing payment minus applicable FICA taxes.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR PERCENTAGE CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)of the Plan to the Participant's Before-Tax Matched account (taking into account only contributions up to 4% of Compensation), but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR VACATION/HOLIDAY CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)(2) of the Plan to the Participant's Before-Tax Matched Account, but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

MAXIMUM BLUELINX CORPORATION MATCHING CONTRIBUTION:

         $ 400 per Plan Year for any Participant.

                                   EXHIBIT 19

LOCATION:                    Charleston, South Carolina (SC050)
                             Bulk Distribution Center

EMPLOYEES COVERED:           All employees in an hourly job classification
                             covered by a collective bargaining agreement with the Union.

UNION:                       0509-IBT

EFFECTIVE DATE OF COVERAGE:  May 7, 2004

PRIOR PLAN:                  None

MAXIMUM BEFORE-TAX           15%
CONTRIBUTION PERCENTAGE:

SPECIAL PROVISIONS:

BONUS CONTRIBUTION:

         Participants are not permitted to make bonus contributions under
Section 4.2(a)(1) of the Plan.

VACATION/HOLIDAY CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(2) of the Plan, elect to contribute an amount equal to 100% of any Compensation attributable to vacation days or holidays relinquished minus applicable FICA taxes.

GAIN-SHARING CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(1) of the Plan, elect to contribute an amount equal to 100% of any gain-sharing payment minus applicable FICA taxes.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR PERCENTAGE CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)of the Plan to the Participant's Before-Tax Matched account (taking into account only contributions up to 4% of Compensation), but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR VACATION/HOLIDAY CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)(2) of the Plan to the Participant's Before-Tax Matched Account, but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

MAXIMUM BLUELINX CORPORATION MATCHING CONTRIBUTION:

         $ 600 per Plan Year for any Participant.

                                   EXHIBIT 20

LOCATION:                    Sioux Falls, South Dakota (SD010)
                             Full Mix Distribution Center

EMPLOYEES COVERED:           All employees in an hourly job classification
                             covered by a collective bargaining agreement with the Union.

UNION:                       0749-IBT

EFFECTIVE DATE OF COVERAGE:  May 7, 2004

PRIOR PLAN:                  None

MAXIMUM BEFORE-TAX           15%
CONTRIBUTION PERCENTAGE:

SPECIAL PROVISIONS:

BONUS CONTRIBUTION:

         Participants are not permitted to make bonus contributions under
Section 4.2(a)(1) of the Plan.

VACATION/HOLIDAY CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(2) of the Plan, elect to contribute an amount equal to 100% of any Compensation attributable to vacation days or holidays relinquished minus applicable FICA taxes.

GAIN-SHARING CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(1) of the Plan, elect to contribute an amount equal to 100% of any gain-sharing payment minus applicable FICA taxes.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR PERCENTAGE CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)of the Plan to the Participant's Before-Tax Matched account (taking into account only contributions up to 4% of Compensation), but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR VACATION/HOLIDAY CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)(2) of the Plan to the Participant's Before-Tax Matched Account, but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

MAXIMUM BLUELINX CORPORATION MATCHING CONTRIBUTION:

         $ 800 per Plan Year for any Participant.

                                   EXHIBIT 21

LOCATION:                    Erwin, Tennessee (TN028)
                             Full Mix Distribution Center

EMPLOYEES COVERED:           All employees in an hourly job classification
                             covered by a collective bargaining agreement with the Union.

UNION:                       0549-IBT

EFFECTIVE DATE OF COVERAGE:  May 7, 2004

PRIOR PLAN:                  None

MAXIMUM BEFORE-TAX           75%
CONTRIBUTION PERCENTAGE:

SPECIAL PROVISIONS:

BONUS CONTRIBUTION:

         Participants are not permitted to make bonus contributions under
Section 4.2(a)(1) of the Plan.

VACATION/HOLIDAY CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(2) of the Plan, elect to contribute an amount equal to 100% of any Compensation attributable to vacation days or holidays relinquished minus applicable FICA taxes.

GAIN-SHARING CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(1) of the Plan, elect to contribute an amount equal to 100% of any gain-sharing payment minus applicable FICA taxes.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR PERCENTAGE CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)of the Plan to the Participant's Before-Tax Matched account (taking into account only contributions up to 4% of Compensation), but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR VACATION/HOLIDAY CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)(2) of the Plan to the Participant's Before-Tax Matched Account, but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

MAXIMUM BLUELINX CORPORATION MATCHING CONTRIBUTION:

         $ 600 per Plan Year for any Participant.

                                   EXHIBIT 22

LOCATION:                     Memphis, Tennessee (TN050)
                              Full Mix Distribution Center

EMPLOYEES COVERED:            All employees in an hourly job classification
                              covered by a collective bargaining agreement with the Union.

UNION:                        Teamsters 667

EFFECTIVE DATE OF COVERAGE:   May 7, 2004

PRIOR PLAN:                   None

MAXIMUM BEFORE-TAX            15%
CONTRIBUTION PERCENTAGE:

SPECIAL PROVISIONS:

BONUS CONTRIBUTION:

         Participants are not permitted to make bonus contributions under
Section 4.2(a)(1) of the Plan.

VACATION/HOLIDAY CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(2) of the Plan, elect to contribute an amount equal to 100% of any Compensation attributable to vacation days or holidays relinquished minus applicable FICA taxes.

GAIN-SHARING CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(1) of the Plan, elect to contribute an amount equal to 100% of any gain-sharing payment minus applicable FICA taxes.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR PERCENTAGE CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)of the Plan to the Participant's Before-Tax Matched account (taking into account only contributions up to 4% of Compensation), but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR VACATION/HOLIDAY CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)(2) of the Plan to the Participant's Before-Tax Matched Account, but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

MAXIMUM BLUELINX CORPORATION MATCHING CONTRIBUTION:

         $ 600 per Plan Year for any Participant.

                                   EXHIBIT 23

LOCATION:                    El Paso, Texas (TX090)
                             Full Mix Distribution Center

EMPLOYEES COVERED:           All employees in an hourly job classification
                             covered by a collective bargaining agreement with the Union.

UNION:                       0745-IBT

EFFECTIVE DATE OF COVERAGE:  May 7, 2004

PRIOR PLAN:                  None

MAXIMUM BEFORE-TAX           15%
CONTRIBUTION PERCENTAGE:

SPECIAL PROVISIONS:

BONUS CONTRIBUTION:

         Participants are not permitted to make bonus contributions under
Section 4.2(a)(1) of the Plan.

VACATION/HOLIDAY CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(2) of the Plan, elect to contribute an amount equal to 100% of any Compensation attributable to vacation days or holidays relinquished minus applicable FICA taxes.

GAIN-SHARING CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(1) of the Plan, elect to contribute an amount equal to 100% of any gain-sharing payment minus applicable FICA taxes.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR PERCENTAGE CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)of the Plan to the Participant's Before-Tax Matched account (taking into account only contributions up to 4% of Compensation), but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR VACATION/HOLIDAY CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)(2) of the Plan to the Participant's Before-Tax Matched Account, but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

MAXIMUM BLUELINX CORPORATION MATCHING CONTRIBUTION:

         $ 600 per Plan Year for any Participant.

                                   EXHIBIT 24

LOCATION:                    Forth Worth, Texas (TX110)
                             Full Mix Distribution Center

EMPLOYEES COVERED:           All employees in an hourly job classification
                             covered by a collective bargaining agreement with the Union.

UNION:                       2848-UBCJ

EFFECTIVE DATE OF COVERAGE:  May 7, 2004

PRIOR PLAN:                  None

MAXIMUM BEFORE-TAX           15%
CONTRIBUTION PERCENTAGE:

SPECIAL PROVISIONS:

BONUS CONTRIBUTION:

         Participants are not permitted to make bonus contributions under
Section 4.2(a)(1) of the Plan.

VACATION/HOLIDAY CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(2) of the Plan, elect to contribute an amount equal to 100% of any Compensation attributable to vacation days or holidays relinquished minus applicable FICA taxes.

GAIN-SHARING CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(1) of the Plan, elect to contribute an amount equal to 100% of any gain-sharing payment minus applicable FICA taxes.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR PERCENTAGE CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)of the Plan to the Participant's Before-Tax Matched account (taking into account only contributions up to 4% of Compensation), but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR VACATION/HOLIDAY CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)(2) of the Plan to the Participant's Before-Tax Matched Account, but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

MAXIMUM BLUELINX CORPORATION MATCHING CONTRIBUTION:

         $ 600 per Plan Year for any Participant.

                                   EXHIBIT 25

LOCATION:                     Houston, Texas (TX160)
                              Full Mix Distribution Center

EMPLOYEES COVERED:            All employees in an hourly job classification
                              covered by a collective bargaining agreement with the Union.

UNION:                        0724-UBCJ

EFFECTIVE DATE OF COVERAGE:   May 7, 2004

PRIOR PLAN:                   None

MAXIMUM BEFORE-TAX            75%
CONTRIBUTION PERCENTAGE:

SPECIAL PROVISIONS:

BONUS CONTRIBUTION:

         Participants are not permitted to make bonus contributions under
Section 4.2(a)(1) of the Plan.

VACATION/HOLIDAY CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(2) of the Plan, elect to contribute an amount equal to 100% of any Compensation attributable to vacation days or holidays relinquished minus applicable FICA taxes.

GAIN-SHARING CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(1) of the Plan, elect to contribute an amount equal to 100% of any gain-sharing payment minus applicable FICA taxes.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR PERCENTAGE CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)of the Plan to the Participant's Before-Tax Matched account (taking into account only contributions up to 4% of Compensation), but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR VACATION/HOLIDAY CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)(2) of the Plan to the Participant's Before-Tax Matched Account, but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

MAXIMUM BLUELINX CORPORATION MATCHING CONTRIBUTION:

         $ 400 per Plan Year for any Participant.

                                   EXHIBIT 26

LOCATION:                     Lubbock, Texas (TX190)
                              Full Mix Distribution Center

EMPLOYEES COVERED:            All employees in an hourly job classification
                              covered by a collective bargaining agreement with the Union.

UNION:                        0577-IBT

EFFECTIVE DATE OF COVERAGE:   May 7, 2004

PRIOR PLAN:                   None

MAXIMUM BEFORE-TAX            75%
CONTRIBUTION PERCENTAGE:

SPECIAL PROVISIONS:

BONUS CONTRIBUTION:

         Participants are not permitted to make bonus contributions under
Section 4.2(a)(1) of the Plan.

VACATION/HOLIDAY CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(2) of the Plan, elect to contribute an amount equal to 100% of any Compensation attributable to vacation days or holidays relinquished minus applicable FICA taxes.

GAIN-SHARING CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(1) of the Plan, elect to contribute an amount equal to 100% of any gain-sharing payment minus applicable FICA taxes.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR PERCENTAGE CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)of the Plan to the Participant's Before-Tax Matched account (taking into account only contributions up to 4% of Compensation), but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR VACATION/HOLIDAY CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)(2) of the Plan to the Participant's Before-Tax Matched Account, but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

MAXIMUM BLUELINX CORPORATION MATCHING CONTRIBUTION:

         $ 600 per Plan Year for any Participant.

                                   EXHIBIT 27

LOCATION:                    Norfolk, Virginia (VA050)
                             Full Mix Distribution Center

EMPLOYEES COVERED:           All employees in an hourly job classification
                             covered by a collective bargaining agreement with the Union.

UNION:                       0822-IBT

EFFECTIVE DATE OF COVERAGE:  May 7, 2004

PRIOR PLAN:                  None

MAXIMUM BEFORE-TAX           15%
CONTRIBUTION PERCENTAGE:

SPECIAL PROVISIONS:

BONUS CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(1) of the Plan, elect to contribute an amount equal to 100% of any contract ratification bonus described in the applicable collective bargaining agreement which is included in Compensation for purposes of this Plan minus applicable FICA taxes.

VACATION/HOLIDAY CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(2) of the Plan, elect to contribute an amount equal to 100% of any Compensation attributable to vacation days or holidays relinquished minus applicable FICA taxes.

GAIN-SHARING CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(1) of the Plan, elect to contribute an amount equal to 100% of any gain-sharing payment minus applicable FICA taxes.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR PERCENTAGE CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)of the Plan to the Participant's Before-Tax Matched account (taking into account only contributions up to 4% of Compensation), but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR VACATION/HOLIDAY CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)(2) of the Plan to the Participant's Before-Tax Matched Account, but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

MAXIMUM BLUELINX CORPORATION MATCHING CONTRIBUTION:

         $ 600 per Plan Year for any Participant.

                                   EXHIBIT 28

LOCATION:                     Richmond, Virginia (VA060)
                              Bulk Distribution Center

EMPLOYEES COVERED:            All employees in an hourly job classification
                              covered by a collective bargaining agreement with the Union.

UNION:                        0592-IBT

EFFECTIVE DATE OF COVERAGE:   May 7, 2004

PRIOR PLAN:                   None

MAXIMUM BEFORE-TAX            15%
CONTRIBUTION PERCENTAGE:

SPECIAL PROVISIONS:

BONUS CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(1) of the Plan, elect to contribute an amount equal to 100% of any contract ratification bonus described in the applicable collective bargaining agreement which is included in Compensation for purposes of this Plan minus applicable FICA taxes.

VACATION/HOLIDAY CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(2) of the Plan, elect to contribute an amount equal to 100% of any Compensation attributable to vacation days or holidays relinquished minus applicable FICA taxes.

GAIN-SHARING CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(1) of the Plan, elect to contribute an amount equal to 100% of any gain-sharing payment minus applicable FICA taxes.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR PERCENTAGE CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)of the Plan to the Participant's Before-Tax Matched account (taking into account only contributions up to 4% of Compensation), but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR VACATION/HOLIDAY CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)(2) of the Plan to the Participant's Before-Tax Matched Account, but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

MAXIMUM BLUELINX CORPORATION MATCHING CONTRIBUTION:

         $ 600 per Plan Year for any Participant and effective January 1, 2007, $800 per Plan Year for any Participant.

                                   EXHIBIT 29

LOCATION:                      Wausau, Wisconsin (WI070)
                               Full Mix Distribution Center

EMPLOYEES COVERED:             All employees in an hourly job classification
                               covered by a collective bargaining agreement with the Union.

UNION:                         0662-IBT

EFFECTIVE DATE OF COVERAGE:    May 7, 2004

PRIOR PLAN:                    None

MAXIMUM BEFORE-TAX             75%
CONTRIBUTION PERCENTAGE:

SPECIAL PROVISIONS:

BONUS CONTRIBUTION:

         Participants are not permitted to make bonus contributions under
Section 4.2(a)(1) of the Plan.

VACATION/HOLIDAY CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(2) of the Plan, elect to contribute an amount equal to 100% of any Compensation attributable to vacation days or holidays relinquished minus applicable FICA taxes.

GAIN-SHARING CONTRIBUTION:

         A Participant may, in accordance with Section 4.2(a)(1) of the Plan, elect to contribute an amount equal to 100% of any gain-sharing payment minus applicable FICA taxes.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR PERCENTAGE CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)of the Plan to the Participant's Before-Tax Matched account (taking into account only contributions up to 4% of Compensation), but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

BLUELINX CORPORATION MATCHING CONTRIBUTION FOR VACATION/HOLIDAY CONTRIBUTIONS:

         25% of the Before-Tax Contributions credited under Section 4.2(a)(2) of the Plan to the Participant's Before-Tax Matched Account, but not in excess of the Maximum BlueLinx Corporation Matching Contribution.

MAXIMUM BLUELINX CORPORATION MATCHING CONTRIBUTION:

         $ 600 per Plan Year for any Participant.

                                       41